Exhibit 10.4

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ACQUIRED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE UNDER A STOCKHOLDERS AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER AND UNDER SUCH STOCKHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT.

EMPLOYEE ROLLOVER AGREEMENT

This Employee Rollover Agreement (this “Agreement”) is made as of June 14, 2007 between Kangaroo Holdings, Inc. (the “Company”) and the stockholder of OSI Restaurant Partners, Inc. (“OSI” or the “Target”) listed on Schedule 1 hereto as holding the “Rollover Shares” listed thereon (the “Rollover Stockholder”).

RECITALS

The Company has entered into an Agreement and Plan of Merger, dated as of November 5, 2006 (the “Merger Agreement”), by and between the Company, a Delaware corporation, Kangaroo Acquisition, Inc. (the “Merger Sub”), a Delaware corporation, and the Target, a Delaware corporation, pursuant to which the Merger Sub will merge with and into Target (the “Merger”) on the terms and subject to the conditions set forth in the Merger Agreement.

The Company owns all of the common stock of Merger Sub.

Under the Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof (the “Company’s Charter”), the Company is authorized to issue shares of common stock, par value $0.01 per share (the “Company Stock”).

The Rollover Stockholder holds shares in the Target. As contemplated under Section 2.1(b) of the Merger Agreement, the Rollover Stockholder is willing to acquire, and the Company is willing to issue and transfer to the Rollover Stockholder, the number of shares of Company Stock set forth opposite the name of the Rollover Stockholder on Schedule 1 hereto in exchange for the Rollover Stockholder’s Rollover Shares, all on the terms and subject to conditions set forth in this Agreement.

On the date hereof, the Company, the Rollover Stockholder, Bain Capital (OSI) IX, L.P., Bain Capital (OSI) IX Coinvestment, L.P., BCIP TCV, LLC, Bain Capital Integral Investors 2006, LLC, BCIP Associates - G, Catterton Partners VI - Kangaroo, L.P., Catterton Partners VI - Kangaroo Coinvest, L.P. and all other stockholders of the Company are entering into both a stockholders agreement (the “Stockholders Agreement”) and a registration rights agreement (the “Registration Rights Agreement”), each dated as of the date hereof and together setting forth certain agreements with respect to, among other things, the management of the Company and transfers of its shares in various circumstances.

AGREEMENT

In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms defined in the Merger Agreement and used but not otherwise defined in this Agreement are used herein as so defined in the Merger Agreement.

2. Sale and Acquisition of Rollover Securities.

2.1. On the terms and subject to the conditions hereof, the Company hereby agrees to issue to the Rollover Stockholder, and by his acceptance hereof the Rollover Stockholder agrees to acquire from the Company for investment, on the Closing Date immediately prior to the Effective Time, the number of shares of Company Common Stock set forth opposite the name of the Rollover Stockholder on Schedule 1 hereto in consideration for the surrender of the Rollover Shares set forth opposite the name of the Rollover Stockholder on Schedule 1 hereto (the “Exchange”). The shares of Company Common Stock being acquired by the Rollover Stockholder in the Exchange are referred to herein as the “Rollover Securities” and Rollover Securities subject to forfeiture pursuant to Section 3 hereof are referred to herein as “Restricted Stock.”

2.2. The Exchange will take place at the same time and location as, and will be substantially contemporaneous with, but immediately prior to, the Effective Time under the Merger Agreement. If, prior to the closing hereunder, the Merger Agreement is terminated, this Agreement will automatically terminate and be without further force and effect.

2.3. The Exchange is intended to qualify as a tax-free exchange with respect to the Rollover Stockholder under Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”). No party hereto will take a position inconsistent with the preceding sentence on any tax return or otherwise unless required pursuant to a final determination (as defined in Section 1313 of the Code).

2.4. Immediately prior to the Effective Time, against delivery to the Company by the Rollover Stockholder of the Rollover Shares contemplated by Section 2.1 hereof, the Company will deliver to the Rollover Stockholder a certificate or certificates for the Rollover Securities to be acquired by the Rollover Stockholder, registered in the name of the Rollover Stockholder.

3. Rollover Securities.

3.1. Forfeiture Risk. If the Rollover Stockholder ceases to be employed by the Company and its subsidiaries for any reason, then (subject to any contrary provision of Section 3.2 below or any subsequent written agreement between the Company and the Rollover Stockholder) any and all outstanding Restricted Stock (except to the extent that such Restricted Stock becomes “Vested” as a result of such termination) shall be automatically and immediately forfeited by the holder thereof.

3.2. Vesting. Notwithstanding anything in this Agreement or in any other agreement between the Rollover Stockholder and the Company, Target or any of their respective Affiliates, Rollover Securities acquired hereunder shall cease to be subject to forfeiture pursuant to Section 3.1 above (“Vest”), and, thus, shall cease to be Restricted Stock:

(a) during the Rollover Stockholder’s employment by the Company or its subsidiaries, in five equal installments on each of the first, second, third, fourth and fifth anniversaries of the Closing Date;

(b) immediately upon termination of the Rollover Stockholder’s employment by the Company or its subsidiaries (i) upon the death or Disability (as defined in the Rollover Stockholder’s employment agreement with the Company or its subsidiaries (the “Employment Agreement”)), (ii) by the Company or its subsidiaries other than for Cause (as defined in the Employment Agreement) or (iii) by the Rollover Stockholder for Good Reason (as defined in the Employment Agreement); or

(c) upon a Change of Control (as defined in the Stockholders Agreement).

3.3. Vesting Date Liquidity. From time to time, no later than each date upon which Rollover Securities Vest hereunder, the Company will, at its option, (a) offer to purchase (or cause a designee to offer to purchase) shares of Company Stock granted hereunder that will have Vested on or before the applicable date, and/or (b) make a loan to the Rollover Stockholder with a rate of interest no greater than the Applicable Federal Rate and on such other commercially reasonable terms determined by the Company. The aggregate amount of the fair market value of Rollover Securities to be purchased and/or the loan to be made under this Section 3.3 will be no more than the statutory minimum aggregate amount of the federal, state, local and foreign withholding tax liability (and related employment or other payroll taxes) payable by the Rollover Stockholder as a result of the applicable Vesting of Rollover Securities.

3.4. Power of Attorney. The Rollover Stockholder hereby (a) appoints the Company as the attorney-in-fact of the Rollover Stockholder to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such Restricted Stock that is forfeited or repurchased hereunder, (b) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to Restricted Stock hereunder, one or more stock powers, endorsed in blank, with respect to such Stock and (c) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the forfeiture or transfer of any Restricted Stock that are forfeited or repurchased hereunder.

3.5. Other Agreements. The Rollover Securities will be subject to the terms and conditions of the Stockholders Agreement and the Registration Rights Agreement as “Management Shares;” provided, however, that the Rollover Securities will not be subject to the “Management Call Option” set forth in Section 5 of the Stockholders Agreement or any similar right set forth therein.

3.6. Dividends. The Rollover Stockholder shall be entitled to (a) receive any and all dividends or other distributions paid with respect to the Rollover Securities of which the Rollover Stockholder is the record owner on the record date for such dividend or other distribution, and (b) subject to the terms of the Stockholders Agreement, vote any Shares of which the Rollover Stockholder is the record owner on the record date for such vote; provided, however, that any property (other than cash) distributed with respect to a share of Stock (the “Associated Share”) acquired hereunder, including, without limitation, a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an Associated Share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the Associated Share remains subject to such restrictions, and shall be promptly forfeited if and when the Associated Share is so forfeited.

4. Representations and Warranties of the Company. The Company represents and warrants to the Rollover Stockholder, as of the date hereof and as of the Closing Date, that:

4.1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has delivered to the Rollover Stockholder true and complete copies of the Company’s Charter and the By-Laws of the Company as in effect on the date hereof. Such documents will be in effect in such form as delivered from and after the Closing Date.

4.2. The Company has, or prior to the Closing Date will have, taken all corporate action required to authorize the execution and delivery of this Agreement and the issuance of the Rollover Securities. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including issuing the Rollover Securities.

4.3. The Rollover Securities, when issued in exchange for the Rollover Shares as contemplated by Section 2.1 hereof, will be duly authorized, validly issued, fully paid and non-assessable.

4.4. Neither the Company nor any of its subsidiaries has conducted any material business or entered into any material transactions or incurred any material liability other than in connection with the formation of the Company, the Merger Agreement, the transactions contemplated hereby and thereby and the financing thereof.

4.5. Each of the Stockholders Agreement, the Registration Rights Agreement and this Agreement is, or at or prior to the Closing will be, duly executed and delivered by, and a legal, valid and binding obligation of, the Company and Merger Sub, or such of them as are a party thereto, enforceable in accordance with its respective terms.

4.6. Following the consummation of the transactions contemplated by the Merger Agreement, the shares of stock and other equity interests of the Company will be owned, beneficially and of record, by the persons and in the amounts set forth in Schedule 2 hereto.

5. Representations and Warranties of the Rollover Stockholder. The Rollover Stockholder represents and warrants to the Company as of the date hereof and as of the Closing Date, that:

5.1. The Rollover Stockholder has full legal capacity, power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by the Rollover Stockholder, and is the legal, valid and binding obligation of the Rollover Stockholder, enforceable against him in accordance with the terms hereof.

5.2. The Rollover Stockholder is the record and beneficial owner of the outstanding Rollover Shares set forth opposite the Rollover Stockholder’s name on Schedule 1 hereto, and has good and marketable title to such Rollover Shares, free and clear of all encumbrances except as are imposed by applicable securities laws or as result from vesting conditions or transfer restrictions imposed on such Rollover Shares at the time of grant or thereafter by OSI or its affiliates. The Rollover Stockholder has, or as of the effectiveness of the Exchange will have, the full right, power and authority to transfer and deliver to the Company valid title to the Rollover Shares held by the Rollover Stockholder, free and clear of all encumbrances. Immediately following the Exchange, the Company will be the record and beneficial owner of such Rollover Shares, and have good and marketable title to such Rollover Shares, free and clear of all encumbrances except as are imposed by applicable securities laws or created by the Company. Except pursuant to this Agreement, there is no contractual obligation pursuant to which the Rollover Stockholder has, directly or indirectly, granted any option, warrant or other right to any Person to acquire any Rollover Shares.

5.3. The Rollover Stockholder has been advised that the Rollover Securities have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available. The Rollover Stockholder is aware that the Company is under no obligation to effect any such registration with respect to the Rollover Securities (except solely to the extent provided in the Registration Rights Agreement) or to file for or comply with any exemption from registration.

5.4. The Rollover Stockholder is aware that the Rollover Stockholder may sell, transfer or otherwise dispose of the Rollover Securities only in a manner consistent with the Securities Act and the terms and conditions set forth in this Agreement, the Stockholders Agreement and the Registration Rights Agreement.

5.5. The Rollover Stockholder (a) is acquiring the Rollover Securities for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act, (b) has no present intention of selling, granting any participation in or otherwise distributing the Rollover Securities and (c) is under no obligation, contractual or otherwise, to sell, transfer or pledge any Rollover Securities, or grant any participation interest in any Rollover Securities, to any person or entity.

5.6. The Rollover Stockholder either (a) is an “Accredited Investor” within the meaning of Regulation D under the Securities Act or (b) either on his own or with the assistance of a qualified “purchaser representative” (as defined in Regulation D under the Securities Act), has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment. An “Accredited Investor” includes any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person: (a) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 and (b) any natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

5.7. The Rollover Stockholder’s financial condition is such that the Rollover Stockholder is able to (a) bear the economic risk of holding the Rollover Securities for an indefinite period of time, and (b) incur a complete loss of his entire investment in such Rollover Securities.

5.8. The Rollover Stockholder has such knowledge and experience in financial and business matters that he is capable, either on his own or with the assistance of a qualified “purchaser representative” (as defined in Regulation D under the Securities Act), of evaluating the merits and risks of such investment.

5.9. The Rollover Stockholder has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Rollover Securities, and to obtain information reasonably necessary for him to evaluate the offering.

5.10. The Rollover Stockholder agrees that his acceptance of the Rollover Securities constitutes an acknowledgement and waiver of any right that he may have to rescind this or any other transaction in the Company’s securities based upon any previous offers to buy such securities.

6. Conditions to Acquisition and Issuance of Rollover Securities.

6.1. The Company’s obligation to issue and sell the Rollover Securities is subject to the satisfaction of the following conditions:

(a) all material representations and warranties of the Rollover Stockholder contained in this Agreement will be true and correct as of the Closing, and consummation of the subscriptions contemplated hereby will constitute a reaffirmation by the Rollover Stockholder that all material representations and warranties of the Rollover Stockholder contained in this Agreement are true and correct as of the Closing;

(b) on the Closing Date, following (but substantially contemporaneously with) the Exchange, all conditions to the Company’s obligation to close under the Merger Agreement will have been satisfied or waived by the Company; and

(c) on or before the Closing Date, substantially contemporaneously with the Exchange, the Rollover Stockholder will have duly executed and delivered to the Company a counterpart of the Stockholders Agreement and the Registration Rights Agreement.

6.2. The Rollover Stockholder’s obligation to deliver the Rollover Shares to the Company and to acquire the Rollover Securities in exchange therefor is subject to the satisfaction of the following conditions:

(a) all representations and warranties of the Company contained in this Agreement will be true and correct as of the Closing, and consummation of the Closing will constitute a reaffirmation by the Company that all the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing; and

(b) at or prior to the Exchange, each party other than the Rollover Stockholder will have duly executed and delivered to the Rollover Stockholder a counterpart of the Stockholders Agreement and the Registration Rights Agreement.

7. Indemnities.

7.1. The Company will indemnify, exonerate and hold the Rollover Stockholder and each of his affiliates, fiduciaries, employees and agents and each of the partners, members, shareholders, affiliates, directors, officers, fiduciaries, employees and agents of each of the foregoing (collectively, the “Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages and expenses in connection therewith, including, without limitation, reasonable attorneys’ fees and disbursements, but excluding punitive damages (collectively, the “Indemnified Liabilities”), incurred by the Indemnitees or any of them as a result of, arising out of or relating to any breach of any representation, warranty or agreement in this Agreement by the Company. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of such Indemnified Liabilities that is permissible under applicable law.

7.2. The Rollover Stockholder will indemnify, exonerate and hold the Company harmless from and against any and all Indemnified Liabilities as a result of, arising out of or relating to any breach of any representation, warranty or agreement in this Agreement by the Rollover Stockholder; provided, that the Rollover Stockholder shall be liable only to the extent of the value of his Rollover Securities. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Rollover Stockholder hereby agrees to make the maximum contribution to the payment and satisfaction of each of such Indemnified Liabilities that is permissible under applicable law, subject to the limitation in the proviso to the immediately preceding sentence.

8. Restrictions on Transfer.

8.1. Restrictive Securities Act Legend. All certificates representing Rollover Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.”

8.2. Termination of 8.1 Restrictions. The restrictions imposed by Section 8.1 hereof upon the transferability of Rollover Securities will cease and terminate as to any particular Rollover Securities (a) when, in the reasonable opinion of Ropes & Gray LLP or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act, or (b) when the Rollover Securities have been registered under the Securities Act or transferred pursuant to Rule 144 thereunder. Whenever such restrictions cease and terminate as to any Rollover Securities, or such Rollover Securities are transferable under paragraph (k) of Rule 144, the holder thereof will be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 8.1 hereof.

8.3. Additional Legend. All certificates representing Rollover Securities will bear a legend in substantially the following form:

“THE TRANSFERABILITY OF THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF AN EMPLOYEE ROLLOVER AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND KANGAROO HOLDINGS, INC. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF KANGAROO HOLDINGS, INC.”

8.4. Termination of 8.3 Restrictions. Upon the request of the Rollover Stockholder, as soon as practicable following the Vesting of any such Rollover Securities, the Company shall cause a certificate or certificates covering such Rollover Securities, without the aforesaid legend, to be issued and delivered to the Rollover Stockholder. If any Rollover Securities are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such Rollover Securities.

9. Miscellaneous.

9.1. Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding among the parties with respect to the subject matter hereof and thereof.

9.2. Notices. Any notices and other communications required or permitted in this Agreement will be effective if in writing and delivered as provided in Section 11.2 of the Stockholders Agreement.

9.3. Amendment.

(a) This Agreement can be amended or modified only by an instrument in writing signed by the party against whom enforcement of such change is sought.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

9.4. Expenses. The Company shall bear its and the Rollover Stockholder’s costs and expenses in connection with or relating to the preparation, negotiation and execution of this Agreement, and the consummation of the transactions contemplated hereby. Each of the Company and the Rollover Stockholder will bear its and his own costs and expenses in connection with or relating to any and all amendments, modifications, restructurings and waivers, and exercises and preservations of rights and remedies hereunder and the operations of the Company and any of its Subsidiaries.

9.5. Successors; Assignment. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives. Prior to the Closing, the Rollover Stockholder may not assign any of his rights hereunder, and, after the Closing, the Rollover Stockholder may assign any of his rights hereunder only in connection with a transfer of the Rollover Securities in compliance with the terms and conditions of the Stockholders Agreement and the Registration Rights Agreement.

9.6. Survival. All covenants, agreements, representations and warranties made herein will survive the execution and delivery hereof and transfer of any Rollover Securities.

9.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which will together constitute one and the same instrument.

10. Governing Law; Disputes.

10.1. Governing Law. This Agreement and all claims arising in whole or in part out of, based on or in connection with this Agreement will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10.2. Consent to Jurisdiction. Each party to this Agreement, by its or his execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, City of New York, County of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement, or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it or he is not subject personally to the jurisdiction of the above-named courts, that its or his property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees neither to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts, whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it or he may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its or his address specified pursuant to Section 11.2 of the Stockholders Agreement is reasonably calculated to give actual notice.

10.3. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT IT OR HE WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION, ACTION, SUIT OR PROCEEDING ARISING IN WHOLE OR IN PART OUT OF, BASED ON OR IN CONNECTION WITH THIS AGREEMENT OR THE SUBJECT MATTER HEREOF (IN CONTRACT, TORT OR OTHERWISE), IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT OR OTHERWISE. ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF ITS OR HIS RIGHT TO TRIAL BY JURY.

10.4. Reliance. Each of the parties hereto acknowledges that it or he has been informed by each other party that the provisions of this Section 10 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed, under seal, as of the date first above written by their officers or other representatives thereunto duly authorized.

THE COMPANY:	KANGAROO HOLDINGS, INC.

	By:	/s/ Ian Blasco
Name: Ian Blasco
Title: Vice President

THE ROLLOVER STOCKHOLDER:	/s/ Bill Allen
Bill Allen

/s/ Stephanie Amberg
Stephanie Amberg

/s/ Richard J. Beach
Richard J. Beach

/s/ Jody Bilney
Jody Bilney

/s/ William A. Daniel
William A. Daniel

/s/ Matthew P. Halme
Matthew P. Halme

/s/ Joseph W. Hartnett
Joseph W. Hartnett

/s/ Joseph Larry Jackson
Joseph Larry Jackson

THE ROLLOVER STOCKHOLDER:	/s/ Joe Kadow
Joe Kadow

/s/ William J. Kadow
William J. Kadow

/s/ Gregory A. Laney
Gregory A. Laney

/s/ Kelly M. Lefferts
Kelly M. Lefferts (f/k/a Braun)

/s/ Clive Howard Leigh
Clive Howard Leigh

/s/ John A Massari
John A. Massari

THE ROLLOVER STOCKHOLDER:	/s/ Dirk Montgomery
Dirk Montgomery

/s/ James Morey
James Morey

/s/ Dennis L. Prescott
Dennis L. Prescott

/s/ Martin E. Reichenthal
Martin E. Reichenthal

/s/ Richard Renninger
Richard Renninger

/s/ Lindon D. Richardson
Lindon D. Richardson

/s/ Amanda L. Shaw
Amanda L. Shaw

/s/ Steven C. Stanley
Steven C. Stanley

/s/ Irene D. Wenzel
Irene D. Wenzel

/s/ Fred T. Williams
Fred T. Williams

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
A. William Allen III	450,000	1,851,750

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Stephanie L. Amberg	2,000	8,230

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Richard J. Beach	4,000	16,460

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Jody Bilney	25,000	102,875

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
William A. Daniel	15,000	61,725

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Matthew P. Halme	4,000	16,460

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Joseph W. Hartnett	10,000	41,150

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Joseph Larry Jackson	5,000	20,575

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Joseph J. Kadow	75,000	308,625

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
William J. Kadow	20,000	82,300

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Gregory A. Laney	4,000	16,460

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Kelly M. Lefferts	5,000	20,575

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
C. Howard Leigh	10,000	41,150

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
John A. Massari	6,000	24,690

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Dirk A. Montgomery	100,000	411,500

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
James Morey	25,000	102,875

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Dennis L. Prescott	10,000	41,150

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Martin Reichenthal	15,000	61,725

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Richard Renninger	25,000	102,875

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Lindon D. Richardson	10,000	41,150

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Amanda L. Shaw	1,000	4,115

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Steven C. Stanley	10,000	41,150

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Irene Wenzel	5,000	20,575

Schedule 1 to

Employee Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
Fred T. Williams	8,000	32,920

Schedule 2 to

Employee Rollover Agreement

POST-CLOSING EQUITY OWNERSHIP IN KANGAROO HOLDINGS, INC.

Name / Entity	Issued Shares	Rollover Shares	Restricted Stock	Options	Fully Diluted Shares	Fully Diluted Ownership %
Bain Capital (OSI) IX, L.P.	54,006,581.7				54,006,581.7	49.39%
Bain Capital (OSI ) IX Coinvestment, L.P.	15,295,202.8				15,295,202.8	13.99%
BCIP TCV, LLC	126,959.0				126,959.0	0.12%
Bain Capital Integral Investors 2006, LLC	637,456.1				637,456.1	0.58%
BCIP Associates - G	8,800.4				8,800.4	0.01%
Catterton Partners VI - Kangaroo, L.P.	10,000,000				10,000,000	9.15%
Catterton Partners VI - Kangaroo Coinvest, L.P.	4,500,000				4,500,000	4.12%
CTS Equities Limited Partnership (BOA)	1,126,104				1,126,104	1.03%
CTS Equities Limited Partnership (Wach.)	1,200,000				1,200,000	1.10%
CTS Equities Limited Partnership (Sun)	2,991,812				2,991,812	2.74%
Chris T. Sullivan Foundation	611,415				611,415	0.56%
Ashley Sullivan Irrevocable Trust	146,214				146,214	0.13%
Alexander Sullivan Irrevocable Trust	142,099				142,099	0.13%
Ashley Sullivan	5,280				5,280	0.00%
Alexander Sullivan	5,284				5,284	0.00%
RDB Equities Limited Partnership	8,604,652				8,604,652	7.87%
JTG Equities Limited Partnership	1,200,000				1,200,000	1.10%
Mark Aaron	100,000				100,000	0.09%
A. William Allen, III			1,851,750	497,482	2,349,232	2.15%
Stephanie L. Amberg	5,000		8,230		13,230	0.01%
Paul E. Avery			1,234,500	459,214	1,693,714	1.55%
Richard J. Beach			16,460		16,460	0.02%
Jody Bilney			102,875		102,875	0.09%
Karen C. Bremer	5,000				5,000	0.00%
Michael W. Coble	100,000				100,000	0.09%
John W. and Trudy I. Cooper	100,000				100,000	0.09%
William A. Daniel			61,725		61,725	0.06%
Stephen C. Erickson	50,000				50,000	0.05%
Donald R. Everts	80,000				80,000	0.07%
Curtis H. Fox	5,000				5,000	0.00%
Randy Graham	15,000				15,000	0.01%
Matthew P. Halme	5,000		16,460		21,460	0.02%
Joseph W. Hartnett	5,000		41,150		46,150	0.04%
Dennis L. Hood	10,000				10,000	0.01%
Joseph Larry Jackson			20,575		20,575	0.02%
Joseph J. Kadow			308,625	319,810	628,435	0.57%
Joseph Kadow CUST for Emily Kadow UNDER FLORIDA UTMA	10,000				10,000	0.01%

Name / Entity	Issued Shares	Rollover Shares	Restricted Stock	Options	Fully Diluted Shares	Fully Diluted Ownership %
Joseph Kadow CUST for Katherine Kadow UNDER FLORIDA UTMA	10,000				10,000	0.01%
William J. Kadow	20,000		82,300		102,300	0.09%
Gregory A. Laney	5,000		16,460		21,460	0.02%
William G. Leahy	10,000				10,000	0.01%
Kelly M. Lefferts	5,000		20,575		25,575	0.02%
C. Howard Leigh			41,150		41,150	0.04%
John A. Massari			24,690		24,690	0.02%
Richard E. Meyer	100,000				100,000	0.09%
Dirk A. Montgomery			411,500	153,071	564,571	0.52%
James Morey			102,875		102,875	0.09%
Stephen S. Newton	15,000				15,000	0.01%
Steven A. Overholt	100,000				100,000	0.09%
James Pollard	30,000				30,000	0.03%
Dennis L. Prescott	20,000		41,150		61,150	0.06%
Martin Reichenthal	50,000		61,725		111,725	0.10%
Richard Renninger			102,875		102,875	0.09%
Lindon D. Richardson	10,000		41,150		51,150	0.05%
Mark Running	25,000				25,000	0.02%
Amanda L. Shaw			4,115		4,115	0.00%
Steven T. Shlemon	30,000	306,156			336,156	0.31%
Steven T. Shlemon CUST Steven Michael Shlemon UNDER THE FL UNIF TRAN MIN ACT		6,617			6,617	0.01%
Jeffrey S. Smith	45,000				45,000	0.04%
Steven C. Stanley			41,150		41,150	0.04%
Irene Wenzel	10,000		20,575		30,575	0.03%
Fred T. Williams			32,920		32,920	0.03%
Current Option Pool				483,814	483,814	0.44%
Options res’d for later issuance				820,025	820,025	0.75%
Total	101,582,860	312,773	4,707,560	2,733,415	109,336,608	100.00%

Total Shares issued at close	106,603,193					97.5%
Option Pool	2,733,415					2.5%
Total Fully Diluted Shares	109,336,608					100.0%